Janus Investment Fund

Janus Henderson Absolute Return Income Opportunities Fund	Janus Henderson High-Yield Fund
Janus Henderson Adaptive Risk Managed U.S. Equity Fund	Janus Henderson International Dividend Fund
Janus Henderson Developed World Bond Fund	Janus Henderson Mid Cap Value Fund
Janus Henderson Flexible Bond Fund	Janus Henderson Money Market Fund
Janus Henderson Global Allocation Fund – Conservative	Janus Henderson Multi-Sector Income Fund
Janus Henderson Global Allocation Fund – Growth	Janus Henderson Short Duration Flexible Bond Fund
Janus Henderson Global Allocation Fund – Moderate	Janus Henderson Small Cap Value Fund
Janus Henderson Government Money Market Fund	Janus Henderson Small-Mid Cap Value Fund

(the “Funds”)

Supplement dated January 28, 2026

to Currently Effective Statements of Additional Information

The Board of Trustees (the “Board”) of Janus Investment Fund (the “Trust”) has unanimously appointed Gwen L. Shaneyfelt to serve as a Trustee-Advisor of the Trust, effective January 1, 2026, at the recommendation of the Board’s Nominating and Governance Committee. Ms. Shaneyfelt is considered “independent,” meaning that she is not affiliated with the Trust or Janus Henderson Investors US LLC, the Funds’ investment adviser, or its related entities.

Accordingly, effective immediately, the statements of additional information (“SAIs”) for the Funds are updated as follows:

1.	In the Trustees and Officers section of the Funds’ SAIs, the following information is added to the table titled “Trustees”:

Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Trustee-Advisor
Gwen L. Shaneyfelt* 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee-Advisor	1/26-Present	Retired. Formerly, Chief Administrative Officer and Executive Vice President, Franklin Resources, Inc. (“Franklin”) (global asset management firm) (January 2024—December 1, 2025), and Chief Accounting Officer and Executive Vice President, (June 2019-January 2024), and officer and/or director of certain subsidiaries of Franklin, including as Vice President and Chief Financial Officer, Legg Mason, Inc., and Senior Vice President, Franklin Templeton Companies, LLC (2011-2025).	N/A	Board Member, Desert Foothills Lutheran Church and School (2022-present). Formerly, Director or Manager for several Franklin subsidiaries, including Director, ClearBridge Investments LLC and Manager of Royce & Associates GP, LLC (2020-2025), Director, Franklin Templeton Fund Management Limited and Franklin Templeton Australia Limited (2019-2025), and Manager, Franklin Templeton International Services S.à r.l. (2013-2025).

*Appointed Trustee-Advisor to the Trustees effective January 1, 2026; Shareholders of the Trust are expected to be asked to elect Ms. Shaneyfelt as a Trustee at a future shareholder meeting.

2.	In the Trustees and Officers section of the Funds’ SAIs, the following paragraph is added as the ninth paragraph following the table titled “Officers”:

Gwen L. Shaneyfelt: Service as Executive Vice President and Chief Accounting Officer of a global asset management firm and as an officer and/or director of various subsidiaries of the firm, a certified public accountant, an executive director of tax of the investment management unit of a diversified financial services firm, and as prior chairperson of the Investment Company Institute’s Tax and Advisor/Distributor Tax committees. Trustee-Advisor since January 1, 2026.

In addition, effective December 31, 2025, Diane L. Wallace, a member of the Board of the Trust, retired from her role as an Independent Trustee of the Trust.

All references to Ms. Wallace serving in the capacity as an Independent Trustee of the Trust are deleted to reflect this change in Board composition.

Please retain this Supplement with your records.

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